UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 29, 2016

SYSCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX	77077-2099
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

On February 29, 2016, Sysco Corporation (the “Company” or “Sysco”) issued a press release (the “Press Release”) announcing additional details of the Company’s three-year plan, including a revised technology strategy focused on improving the customer experience, a productivity plan to reduce its workforce by approximately 2 percent and a more aggressive operating income growth target. In connection with the implementation of the revised technology strategy and the productivity plan, Sysco expects that its financial results for the third quarter of fiscal 2016 will reflect the following estimated certain items: (1) a $27 million write-off relating to the discontinuation of pending SAP projects, (2) $10 million in accelerated depreciation of existing SAP assets and (3) $5 million in severance costs. The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

The information set forth in this report, including the statements incorporated by reference from the Press Release, that look forward in time or that express beliefs, expectations or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. These forward-looking statements are subject to certain risks and uncertainties as described in the Press Release. For a discussion of additional factors impacting Sysco’s business, see Sysco’s Annual Report on Form 10-K for the year ended June 27, 2015, as filed with the Securities and Exchange Commission and the Company’s subsequent filings with the SEC. Sysco does not undertake to update or revise any forward-looking statements, based on new information or otherwise, except as required by applicable law.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: February 29, 2016	By:	/s/ Russell T. Libby
Russell T. Libby
Executive Vice President, Administration and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 29, 2016